EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Marygold Companies, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2026, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Nicholas Gerber, Principal Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 18, 2026	/s/ Nicholas D. Gerber
Nicholas D. Gerber
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to The Marygold Companies, Inc. and will be retained by The Marygold Companies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.